UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2026

Regional Management Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35477	57-0847115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

979 Batesville Road, Suite B
Greer, South Carolina		29651
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (864) 448-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	RM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of LTIP Awards to NEOs

On May 13, 2026 (the “Grant Date”), following consultation with its independent compensation consultant, the Human Resources and Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Regional Management Corp. (the “Company”) approved certain compensation arrangements with respect to the Company’s named executive officers (the “NEOs”), as described below.

The Committee granted the following awards to the NEOs under the Regional Management Corp. 2024 Long-Term Incentive Plan (the “2024 Plan”): (i) performance restricted stock units (“PRSUs”) and (ii) restricted stock, in each case subject to the terms of the 2024 Plan and the applicable award agreement.

The NEOs were each granted PRSUs, subject to a Performance Restricted Stock Unit Award Agreement (“PRSU Agreement”), with the target number of PRSUs (rounded down to the nearest whole unit) determined by dividing the value of the grant by the fair value of each PRSU (calculated on or as close in time as practicable to the Grant Date in accordance with GAAP using a Monte Carlo valuation model). The PRSU grant values are: Mr. Lamba: $1,250,000; Ms. Rana: $500,000; Mr. Fisher: $175,000; Mr. Parmar: $175,000; and Ms. Atwood: $220,000. The actual number of PRSUs, if any, that may be earned ranges from 0% to 170% of the target number of units based on the ranking of the Company’s total shareholder return against a custom comparator group of companies over the performance period, May 13, 2026 through May 13, 2029 (the "Performance Period"), and the achievement of established targets for pre-provision return on assets for the Performance Period. Earning of the PRSU is further subject to the continued employment of each such executive through December 31, 2028 or as otherwise provided in the 2024 Plan or the PRSU Agreement. Any shares of the Company’s common stock payable upon vesting and earning of the PRSUs will be subject to an additional one-year holding period following the end of the December 31, 2028 service period and will be distributed to the employee no earlier than December 31, 2029, unless otherwise provided in the 2024 Plan or the PRSU Agreement.

The NEOs were each granted restricted stock, subject to a Restricted Stock Award Agreement (“RSA Agreement”), with the number of shares calculated by dividing the value of the grant by the fair market value of the Company’s common stock on the Grant Date, based upon grants of the following values: Mr. Lamba: $1,250,000; Ms. Rana: $500,000; Mr. Fisher: $175,000; Mr. Parmar: $175,000; and Ms. Atwood: $220,000. One-third of the shares subject to each award shall vest on each of December 31, 2026, December 31, 2027, and December 31, 2028, subject to the executive’s continued employment from the Grant Date through the respective vesting date or as otherwise provided in the 2024 Plan or the RSA Agreement.

Re-Approval of the 2024 Long-Term Incentive Plan (as Amended and Restated Effective as of May 14, 2026)

The Company held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on May 14, 2026. At the Annual Meeting, the stockholders of the Company re-approved the Regional Management Corp. 2024 Long-Term Incentive Plan (as Amended and Restated Effective as of May 14, 2026) (the “2024 Plan”). The material changes to the 2024 Plan include:

•
an increase in the number of shares of common stock that may be issued under the 2024 Plan from 381,000 shares to 813,014 shares (i.e. an increase of 432,014 additional or “new” shares), which are in addition to those shares that were available for the grant of awards as of the 2024 Plan effective date (May 16, 2024) (the “Plan Effective Date”) under the Regional Management Corp. 2015 Stock Incentive Plan, as amended and restated (the “2015 Plan”), plus any shares subject to an award granted under the 2015 Plan, which award is forfeited, cash-settled, cancelled, terminated, expires, or lapses for any reason after the Plan Effective Date without the issuance of shares or pursuant to which such shares are forfeited, and further subject to adjustment as described in the 2024 Plan;
•
an increase in the maximum number of shares of common stock that may be issued under the 2024 Plan pursuant to the grant of incentive stock options from 381,000 to 813,014, subject to adjustment as described in the 2024 Plan;
•
a revision to the non-employee director award limit to include cash-denominated awards granted under the 2024 Plan; and
•
the elimination of the ability to provide for installment vesting during the one-year minimum vesting period with respect to awards granted under the 2024 Plan on or after May 14, 2026.

The foregoing summary description of the material changes to the 2024 Plan is qualified in its entirety by reference to the 2024 Plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, the terms of which are incorporated herein by reference. For additional information regarding the 2024 Plan, please refer to “Proposal No. 3: Re-approval of the Regional Management Corp. 2024 Long-Term Incentive Plan (As Amended and Restated Effective as of May 14, 2026)” on pages 61 - 72 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 9, 2026 (the “Proxy Statement”).

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 14, 2026. At the Annual Meeting, the stockholders of the Company voted on the following proposals, which are described in greater detail in the Company’s Proxy Statement. The results of the voting are presented below.

Election of Directors

The Company’s stockholders elected the nine nominees named in the Proxy Statement to serve as members of the Company’s Board of Directors until the next annual meeting of stockholders or until their successors are elected and qualified, based on the following final voting results:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Julie Booth	6,512,707	123,171	1,384,944
Jonathan D. Brown	6,501,712	134,166	1,384,944
Roel C. Campos	6,549,810	86,068	1,384,944
Maria Contreras-Sweet	6,411,701	224,177	1,384,944
Michael R. Dunn	6,444,904	190,974	1,384,944
Steven J. Freiberg	6,324,250	311,628	1,384,944
Sandra K. Johnson	6,501,283	134,595	1,384,944
Lakhbir S. Lamba	6,491,011	144,867	1,384,944
Carlos Palomares	6,202,762	433,116	1,384,944

Ratification of Independent Auditor

The Company’s stockholders approved the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, based on the following final voting results:

For	Against	Abstain
7,897,395	19,961	103,466

Re-approval of 2024 Long-Term Incentive Plan (as Amended and Restated Effective as of May 14, 2026)

The Company’s stockholders re-approved the Regional Management Corp. 2024 Long-Term Incentive Plan (as Amended and Restated Effective as of May 14, 2026), based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
5,526,895	1,073,600	35,383	1,384,944

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
5,990,738	606,648	38,492	1,384,944

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Regional Management Corp. 2024 Long-Term incentive Plan (as Amended and Restated Effective as of May 14, 2026).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regional Management Corp.

Date:	May 19, 2026	By:	/s/ Harpreet Rana
Harpreet Rana Executive Vice President and Chief Financial and Administrative Officer